                                                                    EXHIBIT 10.3
Stock Purchase Warrant


NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.



                             STOCK PURCHASE WARRANT

                 To Purchase 1,059,322 Shares of Common Stock of

                               MEDIAX CORPORATION

               THIS CERTIFIES that, for value received, CTI II Limited (the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or before the earlier of (i) December 6, 2005 or (ii) 30 days immediately following the period of time during which the bid price of the Company's Common Stock (as quoted on the Principal Market) for twenty (20) consecutive days is above $5.00 per share (as adjusted for stock splits, reorganizations and the like) provided that the Holder receives a written notice from the Company specifying that the Warrant will terminate thirty (30) days from Holder's receipt of such notice, and further provided that, the Warrant Shares are freely tradable on the Principal Market and the Holder could sell all of the Warrant Shares in one transaction on the Principal Market for more than $5.00 (the "Termination Date"), to subscribe for and purchase from MediaX Corporation, a Nevada corporation (the "Company"), up to 1,059,322 shares (the "Warrant Shares") of Common Stock, $0.0001 par value, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (such price and such other price as shall result, from time to time, from the adjustments specified herein referred to as the "Exercise Price") under this Warrant shall be $0.472. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement, dated as of December 6, 2000, by and between the Holder and the Company (the "Securities Purchase Agreement").

        1. Registration. Any restrictions or legends limiting the offer, sale, or other disposition of this Warrant, or the Common Stock to be issued upon exercise of this Warrant, shall be promptly removed by the Company at such time as the restrictions on the transfer of the applicable security shall have terminated due to registration of the Warrant Shares, pursuant to that certain Registration Rights Agreement dated December 6, 2000, by

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and between the Holder and the Company (the "Registration Rights Agreement").
The Company shall, in accordance with its obligations under the Registration Rights Agreement and the Securities Purchase Agreement, shall file to register the Warrant Shares within thirty (30) days from the date set forth on the signature page of this Warrant. Upon the Registration of the Warrant Shares being declared effective by the SEC, the Company shall reissue the Warrant and any Common Stock certificates received upon exercise of the Warrant or any portion thereof, as applicable, removing any restrictive terms or legends.

        2. Title to Warrant. Prior to and including the Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are freely transferable, in whole or in part, at the office or agency of the Company by Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

        3. Exercise of Warrant. Except as provided herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or before the close of business on the Termination Date. Exercise of this Warrant or any part hereof shall be effected by (i) the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company) and (ii) payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Upon exercise of this Warrant, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price.

        4. [RESERVED]

        5. Partial Exercise. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

        6. Automatic Exercise.

               (a) If on the last day of the term of this Warrant, the exercise price of the Warrant is less than the current fair market value of the Company's Common Stock (as quoted on the OTCBB), the Warrant shall be automatically converted by means of a "cashless exercise" in which the holder shall be entitled to receive a certificate for the appropriate number of shares as determined in accordance Section 6(b) below.


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               (b) If this Warrant is automatically exercised pursuant to
Section 6(a) above, the holder of this Warrant will automatically receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Common Stock computed using the following formula:


                                  Y (A - B)
                             X =  ---------
                                      A

Where:

                X -- The number of shares of Common Stock to be issued to
                     the holder of this Warrant.

                Y -- The number of shares of Common Stock purchasable
                     under this Warrant.

                A -- The fair market value of one share of the Company's
                     Common Stock.

                B -- The Exercise Price (as adjusted to the date of such
                     calculations).

For purposes of this Section 6(b), the fair market value of Common Stock shall mean the average of the closing bid and asked prices of the Common Stock quoted in the over-the-counter market in which the Common Stock is traded or the closing price quoted on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten (10) trading days prior to the date of determination of fair market value (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Common Stock is not traded on the over-the-counter market or on an exchange, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares of registered Common Stock, as appropriate, sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Company's Board of Directors. Notwithstanding the foregoing, if this Warrant is being exercised pursuant to this Section 6(b) in connection with the acquisition of the Company such that immediately after such transaction (or series of related transactions) the shareholders of the Company immediately prior to such transaction(s) own less than 50% of the surviving entity, the fair market value shall be the price at which shares are being purchased in such transaction(s) and such exercise shall be conditioned on the closing of such transaction(s).

        7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

        8. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant.

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        9. Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

        10. Transfer, Division and Combination.

               (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the holder of this Warrant or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

               (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder or its agent or attorney. Subject to compliance with this Section 10, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

               (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this
Section 10.

               (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

        11. No Rights as Shareholder Until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

        12. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and


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deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

        13. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

        14. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               (a) Reclassification; Merger. In case of any reclassification, capital reorganization or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination), the Company shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of the Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, capital reorganization or change by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 14. The Company shall provide the holder of this Warrant with at least thirty (30) days' prior written notice of the terms and conditions of any potential (i) sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any transaction (including a merger or other reorganization) or series of related transactions, in which the holders of the outstanding voting securities of the Company then hold less than 50% of the voting securities of the acquiring corporation.

               (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

               (c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to the Common Stock payable in Common Stock, or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in Sections 14(a) and 14(b)), of Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date

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of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

        (d) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price, the number of Shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

        (e) Antidilution Rights. The other antidilution rights applicable to the Common Stock purchasable hereunder are the same as those applicable to the Series A Convertible Preferred Stock, as set forth in the Company's Articles of Incorporation, as amended through the date of this grant, including by the Company's Certificate of Designation (the "Charter"). Such antidilution rights shall not be restated, amended, modified or waived in any manner that is adverse to the holder hereof without such holder's prior written consent. The Company shall promptly provide the holder hereof with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

        15. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

        16. Notice of Adjustments. Whenever the Exercise Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 14 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder of this Warrant.

        17. Notice of Corporate Action. If at any time:

               (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

               (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

               (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 days' prior written notice of the date on which a record date shall be

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selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 19(d).

        18. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

               The Company shall not by any action, including, without limitation, amending its Articles of Incorporation, modifying or supplementing its Certificate of Designation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use all commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to

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Holder, the continuing validity of this Warrant and the obligations of the
Company hereunder.

               Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

               Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

               All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock.

        19. Miscellaneous.

               (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall be governed by, and construed in accordance with the laws of the State of California.

               (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

               (c) Nonwaiver and Litigation Costs. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully fails to comply with any material provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder, in addition to any other relief to which it or they may be entitled.

               (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

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               (e) Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

               (f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

               (h) Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

               (i) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

               (j) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

               (k) Descriptive Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

               (l) Entire Agreement; Modification. This Warrant, the Securities Purchase Agreement and the Registration Rights Agreement constitute the entire agreement

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between the parties pertaining to the subject matter contained herein and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

               (m) Representations and Warranties. This Warrant specifically incorporates all Representations and Warranties provided in the Securities Purchase Agreement as if made hereunder.

                            [SIGNATURE PAGE FOLLOWS]

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               IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: December 6, 2000
                                    MEDIAX CORPORATION



                                    By: /s/ Rainer Poertner
                                       ----------------------------------------
                                       Rainer Poertner, Chairman

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                               NOTICE OF EXERCISE



To:     MediaX Corporation



               (1) The undersigned hereby elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder __________ shares of Common Stock (the "Common Stock"), of MediaX Corporation, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

               (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


               --------------------------------------
               (Name)


               --------------------------------------
               (Address)

               --------------------------------------



Dated:


                                                  ------------------------------
                                                  Signature

        If said number of shares shall not be all of the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of aforementioned for the balance of the remaining shares purchasable thereunder, rounded up to the nearest whole number of shares, if applicable.

                                 ASSIGNMENT FORM

                 (To assign the foregoing warrant, execute this
                form and supply required information. Do not use
                       this form to exercise the warrant.)



               FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:


                                                               whose address is
--------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    Dated:                      ,
                                          ---------------------- --------------


                    Holder's Signature:
                                         --------------------------------------

                    Holder's Address:
                                         --------------------------------------


                                         --------------------------------------

Signature Guaranteed:
                        -------------------------------------------------------



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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